Exhibit 10.11
EXECUTION COPY
AMENDMENT NO. 3 AND CONSENT
     This Amendment No. 3 and Consent (this “Amendment”) dated as of October 23, 2009 is entered into by and among BORGWARNER INC., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and BANK OF AMERICA, N.A., as the administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), Issuing Bank and Swingline Lender. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
STATEMENT OF PURPOSE
     WHEREAS, the Borrower, the Lenders and the Administrative Agent are all parties to that certain Credit Agreement dated as of July 22, 2004 (as amended by that certain Amendment No. 1 and Consent Agreement dated as of April 30, 2009 and that certain Amendment No. 2 dated as of August 11, 2009, as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
     WHEREAS, the Borrower, the Guarantors, certain other Subsidiaries of the Borrower and the Administrative Agent are all parties to that certain Unlimited Pledge Agreement dated as of June 1, 2009 (as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Unlimited Pledge Agreement”).
     WHEREAS, the Borrower has informed the Administrative Agent that it intends to complete the following transactions:
     (a) a sale by its Subsidiary, BorgWarner Morse TEC Inc. of real and personal property used in connection with the operations conducted at the Sallisaw, Oklahoma plant (including IP Rights and Collateral) to a third party in exchange for partial payment in cash and an obligation to pay the balance over time (such sale, the “Sallisaw Sale”); and
     (b) the sale of all of the outstanding stock of its indirect Foreign Subsidiaries (i) BERU Motorsports Holding Ltd. and (ii) BERU SAS (neither of which constitutes a “Pledged Entity” as defined in the Unlimited Pledge Agreement) (such sales, collectively, the “Foreign Subsidiary Sales”).
     WHEREAS, the Borrower has further informed the Administrative Agent that the Sallisaw Sale will be effected through a new domestic corporation (the “Sale Vehicle”), which will be thirty percent (30%) owned by BorgWarner Morse TEC Inc. for a limited period of time.
     WHEREAS, Section 6.6(g)(iii) of the Credit Agreement requires that all Dispositions of Collateral and IP Rights sold or disposed of pursuant to Section 6.6(g) of the Credit Agreement must be solely for cash.
     WHEREAS, Section 6.3 of the Credit Agreement prohibits the sale by any Subsidiary of all or substantially all of the stock of any other Subsidiary.
     WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders (a) consent to the Sallisaw Sale notwithstanding the receipt of non-cash consideration therefor and (b) amend the Credit Agreement to permit the Foreign Subsidiary Sales and future similar sales of Foreign Subsidiaries.
     WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto have agreed to amend and modify the Credit Agreement and the Unlimited Pledge Agreement as provided herein.
     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1. Consent. Notwithstanding the limitations on Dispositions of Collateral and IP set forth in Section 6.6 of the Credit Agreement to the contrary, and subject to and in accordance with the terms and conditions set forth herein, the Administrative Agent and the Lenders pursuant to Section 9.2 of the Credit Agreement consent to:
     (a) the Sallisaw Sale, provided that (i) the full amount of the book value of the assets sold or disposed of in the Sallisaw Sale shall be deemed to have reduced the aggregate amount of Dispositions permitted pursuant to Section 6.6(g) of the Credit Agreement for the current fiscal year of the Borrower, (ii) the Sallisaw Sale is for fair market value and (iii) after giving effect to the modifications in this paragraph 1, no Default or Event of Default shall have occurred and be continuing at the time of the Sallisaw Sale or would result from the Sallisaw Sale;
     (b) postpone any requirement under the Unlimited Pledge Agreement or any other Loan Document that would require the Borrower or any of its Subsidiaries to deliver share certificates with respect to the Equity Interests issued by the Sale Vehicle until such time as a Collateral Trigger shall have occurred; and
     (c) the release of any Collateral sold pursuant to the Sallisaw Sale.
     In furtherance of clause (c) of this paragraph 1, the Lenders party hereto authorize the Administrative Agent to, upon the request of, and at the sole expense of, the Borrower, enter into all releases or other documents necessary or desirable for the release of the Liens created by any of the Loan Documents on any Collateral sold pursuant to the Sallisaw Sale.
     2. Amendments.
     (a) Section 6.3 of the Credit Agreement (“Fundamental Changes”) is hereby amended by (i) deleting the word “and” immediately before clause (d) thereof and replacing it with a comma and (ii) adding the following immediately before the period at the end of such Section:
     “and (e) any Subsidiary may sell, transfer or otherwise dispose of all or substantially all of the stock or assets of any of its Foreign Subsidiaries so long as such sale, transfer or disposition is for fair market value and is not otherwise prohibited under Section 6.6”
     (b) Section 6.6 of the Credit Agreement (“Certain Dispositions”) is hereby amended by (i) adding the phrase “clauses (a) through (d) of” before the reference to “Section 6.3” in clause (e) thereof and (ii) deleting the introductory paragraph thereof in its entirety and replacing it with the following:
     “The Borrower will not, and will not permit any of its Subsidiaries to, make any Disposition, or enter into any agreement to make any Disposition, of any Collateral or IP Rights

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(including, without limitation, by way of the sale of the stock of any of the Subsidiaries of the Borrower that own or possess IP Rights) except:”
     3. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon (a) receipt by the Administrative Agent of copies of this Amendment duly executed by each Loan Party, the Administrative Agent and the Required Lenders and (b) payment of all fees and expenses required to be paid pursuant to any Loan Document on or before the date hereof by any Loan Party.
     4. Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
     5. Representations and Warranties/No Default. By its execution hereof the Borrower and each of the Guarantors hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:
     (a) after giving effect to this Amendment and the modifications set forth in paragraphs 1 and 2 above, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except that for purposes of this paragraph 5(a), the representations and warranties contained in Section 3.4(a) of the Credit Agreement shall be deemed to refer to the most recent annual and quarterly financial statements furnished pursuant to Sections 5.1(a) and (b) of the Credit Agreement, respectively;
     (b) after giving effect to this Amendment and the modifications set forth herein, no Default or Event of Default has occurred or is continuing;
     (c) it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each of the other documents executed in connection herewith to which it is a party, in accordance with their respective terms and the modifications contemplated hereby;
     (d) this Amendment and each of the other documents executed in connection herewith to which it is a party has been duly executed and delivered by the duly authorized officers of the Borrower and each Guarantor, as applicable, and each such document constitutes the legal, valid and binding obligation of the Borrower or such Guarantor, as applicable, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or

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federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; and
     (e) no consent, license or approval is required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of this Amendment and each of the other documents executed in connection herewith to which it is a party.
     6. Reaffirmations. Each Loan Party (a) agrees that the modifications contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement, the Guaranty or any other Loan Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement, the Guaranty and each other Loan Document to which it is a party and (c) agrees that the Credit Agreement, the Guaranty and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.
     7. Miscellaneous.
     (a) Governing Law and Waiver of Jury Trial. THE PROVISIONS OF SECTIONS 9.9 AND 9.10 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AS IF FULLY REPRODUCED HEREIN.
     (b) Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     (c) Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.
     (d) Costs and Expenses. The Borrower agrees to pay to the Administrative Agent on demand all fees and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORGWARNER INC., as Borrower

By:
Name:
Title:

BORGWARNER DIVERSIFIED TRANSMISSION PRODUCTS INC., as Guarantor

By:
Name:
Title:

BORGWARNER DIVERSIFIED TRANSMISSION PRODUCTS SERVICES INC., as Guarantor

By:
Name:
Title:

BORGWARNER EMISSIONS SYSTEMS HOLDING INC., as Guarantor

By:
Name:
Title:

BORGWARNER EMISSIONS SYSTEMS INC., as Guarantor

By:
Name:
Title:

BORGWARNER EMISSIONS SYSTEMS OF MICHIGAN INC., as Guarantor

By:
Name:
Title:

BORGWARNER EUROPE INC., as Guarantor

By:
Name:
Title:

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BORGWARNER HOLDING INC., as Guarantor

By:
Name:
Title:

BORGWARNER INVESTMENT HOLDING INC., as Guarantor

By:
Name:
Title:

BORGWARNER JAPAN INC., as Guarantor

By:
Name:
Title:

BORGWARNER MORSE TEC INC., as Guarantor

By:
Name:
Title:

BORGWARNER NW INC., as Guarantor

By:
Name:
Title:

BORGWARNER POWDERED METALS INC., as Guarantor

By:
Name:
Title:

BORGWARNER SOUTH ASIA INC., as Guarantor

By:
Name:
Title:

BORGWARNER THERMAL SYSTEMS INC., as Guarantor

By:
Name:
Title:

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BORGWARNER THERMAL SYSTEMS OF MICHIGAN INC., as Guarantor

By:
Name:
Title:

BORGWARNER TORQTRANSFER SYSTEMS INC., as Guarantor

By:
Name:
Title:

BORGWARNER TRANSMISSION SYSTEMS INC., as Guarantor

By:
Name:
Title:

BORGWARNER TURBO SYSTEMS INC., as Guarantor

By:
Name:
Title:

BRONSON SPECIALTIES INC., as Guarantor

By:
Name:
Title:

BWA TURBO SYSTEMS HOLDING CORPORATION, as Guarantor

By:
Name:
Title:

KUHLMAN CORPORATION, as Guarantor

By:
Name:
Title:

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BWA RECEIVABLES CORPORATION, as Guarantor

By:
Name:
Title:

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BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as Lender, Issuing Bank and Swing Line Lender

By:
Name:
Title:

CITIBANK, N.A., as a Lender

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

MORGAN STANLEY BANK, N.A., as a Lender

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:
Name:
Title:

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THE NORTHERN TRUST COMPANY, as a Lender

By:
Name:
Title:

INTESA SANPAOLO S.P.A., as a Lender

By:
Name:
Title:

MERRILL LYNCH BANK USA, as a Lender

By:
Name:
Title: